EXHIBIT 21.1

SUBSIDIARIES OF CINEMARK HOLDINGS, INC.

United States

Cinemark USA, Inc., a Texas corporation
Cinemark, L.L.C., a Cayman corporation
Sunnymead Cinema Corp., a California corporation
Cinemark Properties, Inc., a Texas corporation
Greeley Holdings, Inc., a Texas corporation
Greeley, Ltd., a Texas limited partnership

Cinemark Concessions, L.L.C., a Florida limited liability company
Cinemark International, L.L.C., a Texas limited liability company
Cinemark Mexico (USA), Inc., a Delaware corporation
Cinemark Partners I, Inc., a Texas corporation
Cinemark Partners II, Ltd., a Texas limited partnership
Cinemark Investments Corporation, a Delaware corporation
CNMK Brazil Investments, Inc., a Delaware corporation
CNMK Investments, Inc., a Delaware corporation
CNMK Texas Properties, L.L.C., a Texas limited liability company
Laredo Theatre, Ltd., a Texas limited partnership
Brasil Holdings, L.L.C., a Delaware limited liability company

Brazil Holdings II, L.L.C., a Delaware limited liability company
Cinemark Media, Inc., a Delaware corporation

Cinemark Latin America Ventures, L.L.C., a Delaware limited liability company

Cinemark Prodecine Holdings, L.L.C., a Delaware limited liability company

Century Theatres, Inc., a California corporation
Marin Theatre Management, L.L.C., a California limited liability company
Century Theatres NG, L.L.C., a California limited liability company
CineArts, L.L.C., a California limited liability company
CineArts of Sacramento, L.L.C., a California limited liability company
Corte Madera Theatres, L.L.C., a California limited liability company
Novato Theatres, L.L.C., a California limited liability company
San Rafael Theatres, L.L.C., a California limited liability company
Northbay Theatres, L.L.C., a California limited liability company
Century Theatres Summit Sierra, L.L.C., a California limited liability company
Century Theatres Seattle, L.L.C., a California limited liability company

Cinemark AB, Inc., a Texas Corporation

FM Delaware I, LLC, a Delaware limited liability company

FM Delaware II, LLC, a Delaware limited liability company

MI Cinemark, LLC, Texas limited liability company

ARGENTINA

Cinemark Argentina, S.R.L., an Argentine limited liability company
Prodecine S.R.L., an Argentine limited liability company
Bulnes 2215, S.R.L., an Argentine limited liability company

Cinemark Argentina Holdings, Inc., a Cayman corporation

BOCA Holdings, Inc., a Cayman corporation

Hoyts Cinema de Argentina S.A., an Argentine corporation

BRAZIL

Cinemark Brasil S.A., a Brazilian corporation

Flix Media Publicidade e Entreternimento Ltda., a Brazilian limited partnership

CANADA

Century Theatres of Canada, ULC, a Canadian corporation

CENTRAL AMERICA

Cinemark Panama, S.A., a Panamanian joint stock company
Cinemark Equity Holdings Corporation, a British Virgin Islands corporation
Cinemark Costa Rica, S.R.L., a Costa Rican limited liability company
Cinemark El Salvador, Ltda de C.V., an El Salvadorian limited liability company

Cinemark Nicaragua y Cia, Ltda., a Nicaraguan limited liability company
Cinemark Honduras S. de R.L., a Honduran limited liability company

Cinemark Guatemala Ltda., a Guatemalan limited company

Flix Media Holdings Corporation, a British Virgin Islands corporation

Flix Cinevision Honduras S.R.L, a Honduran limited liability company

Flix Cinevision Costa Rica S.R.L, a Costa Rican limited liability company

Flix Cinevision Nicaragua S.R.L, a Nicaraguan limited liability company

Flix Cinevision Guatemala S.R.L, a Guatemalan limited liability company

Flix Cinevision Panama S.R.L, a Panamanian limited liability company

Flix Cinevision El Salvador S.R.L, an El Salvadorian limited liability company

Cine Food Services S.A., a Panamanian join stock company

CHILE

Cinemark Chile S.A., a Chilean corporation
Inversiones Cinemark, S.A., a Chilean corporation
Worldwide Invest, Inc., a British Virgin Islands corporation

Flix Media S.A., a Chilean corporation

COLOMBIA

Cinemark Colombia S.A.S., a Colombian corporation

Flix Cinevision Colombia S.A.S., a Colombian corporation

ECUADOR

Cinemark del Ecuador S.A., an Ecuadorian corporation

MEXICO

Cinemark Plex, S. de R.L. de C.V., a Mexican limited liability company

PERU

Cinemark del Peru S.R.L., a Peruvian limited liability company

BOLIVIA

Cinemark Bolivia, S.R.L., a Bolivian corporation

PARAGUAY

Cinemark Paraguay, S.R.L, a Paraguayan limited liability company

CURACAO

Cinemark Curacao, B.V., a Dutch Caribbean limited liability company

SPAIN

Cinemark Holdings Spain, S.L., a Spanish limited liability company